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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this From 10K-SB into the Company's previously filed Registration Statements on Form S-8 (File No. 333-65253) and Form S-3 (File No. 333-63827).

                                          /s/ ARTHUR ANDERSEN LLP

Honolulu, Hawaii
March 12, 1999